JOHN HANCOCK CAPITAL SERIES

                  John Hancock U.S. Global Leaders Growth Fund
                       ("U.S. Global Leaders Growth Fund")
             Class A, Class B, Class C, Class I and Class R1 Shares


              Supplement to the Statement of Additional Information
                                dated May 1, 2007




Under the "Investment Advisory and Other Services" section, in the "U.S. Global Leaders Growth Fund" subsection, the third paragraph below has been replaced with:

Effective April 9, 2005, the Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent fees) to 0.79% of the Fund's average daily net assets with respect to Class A, Class B and Class C shares, and net operating expenses to 1.32% for Class A shares, 2.07% for Class B and Class C shares until at least April 30, 2008. In addition, the Transfer Agent has agreed to limit transfer agent fees on Class A, B and C shares to 0.28% of each class's average daily net assets until at least April 30, 2008.






























November 5, 2007